SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                   May 4, 2004


                     HERITAGE FINANCIAL HOLDING CORPORATION
              (Exact name of registrant as specified in its charter)


                                    DELAWARE
                  (State or other jurisdiction of incorporation)



               000-31825                                63-1259533
          (Commission File No.)              (IRS Employer Identification No.)



        1323  STRATFORD  ROAD
          DECATUR,  ALABAMA                               35601
       (Address  of  principal                          (Zip Code)
         executive  offices)

                                  (256) 355-9500
               (Registrant's telephone number including area code)


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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     (c)  EXHIBITS.

               Exhibit  99.1   Press Release dated May 4, 2004.


ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
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          On May 4, 2004, Heritage Financial Holding Corporation (the "Company")
announced its financial results for the quarter ended March 31, 2004. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is deemed not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     HERITAGE FINANCIAL HOLDING CORPORATION


                                        By:
                                           -------------------------------------
                                                     William M. Foshee
                                                Its Chief Financial Officer


Date: May 4, 2004
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